News Release

The Coca-Cola Company Announces Pricing of Debt Tender Offers

ATLANTA, September 18, 2020 – The Coca-Cola Company (the “Company,” “we,” “us” and “our”) (NYSE: KO) today announced the pricing of its previously announced offers to purchase for cash any and all of the outstanding (i) notes of the Company denominated in U.S. dollars listed in Table I below (the “Dollar Notes”) and (ii) notes of the Company denominated in Euros listed in Table II below (the “Euro Notes”). The Dollar Notes and the Euro Notes are referred to collectively herein as the “Notes” and such offers to purchase as the “Offers” and each an “Offer.”

Each Offer has been made upon the terms and subject to the conditions set forth in the offer to purchase, dated September 14, 2020 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

The table below sets forth the Total Consideration for each series of Dollar Notes, as described in the Offer to Purchase:

TABLE I: DOLLAR NOTES SUBJECT TO THE OFFERS

Title of Notes	CUSIP Number/ISIN	Principal Amount Outstanding	UST Reference Security	Bloomberg Reference Page	Reference Yield	Fixed Spread (bps)	Total Consideration(1)
3.300% Notes due 2021	CUSIP: 191216AV2; 191216AT7; U19121AH2 ISIN: US191216AV26; US191216AT79; USU19121AH24	$1,324,430,000	1.125% UST due 08/31/2021	FIT3	0.141%	10	$1,028.84
1.550% Notes due 2021	CUSIP: 191216BY5 ISIN: US191216BY55	$1,000,000,000	1.125% UST due 08/31/2021	FIT3	0.141%	10	$1,012.34
2.200% Notes due 2022	CUSIP: 191216CF5 ISIN: US191216CF57	$500,000,000	0.125% UST due 05/31/2022	FIT4	0.139%	7.5	$1,033.24
4.125% Notes due 2040	CUSIP: 191216CP3 ISIN: US191216CP30	$500,000,000	1.25% UST due 05/15/2050	FIT1	1.434%	70	$1,316.38
4.200% Notes due 2050	CUSIP: 191216CQ1 ISIN: US191216CQ13	$1,250,000,000	1.25% UST due 05/15/2050	FIT1	1.434%	105	$1,357.42

(1)	Per $1,000 principal amount of Dollar Notes validly tendered at or prior to the Expiration Date or the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures and not validly withdrawn and accepted for purchase (and subject to the applicable Authorized Denomination). Does not include the Accrued Coupon Payment.

The table below sets forth the Total Consideration for each series of Euro Notes, as described in the Offer to Purchase:

TABLE II: EURO NOTES SUBJECT TO THE OFFERS

Title of Notes	CUSIP Number/ISIN	Principal Amount Outstanding	Comparable Government Bond	Bloomberg Reference Page	Reference Yield	Fixed Spread (bps)	Total Consideration(1)
Floating Rate Notes due 2021	CUSIP: AX3944839 ISIN: XS1955024390	€750,000,000	N/A	N/A	N/A	N/A	€1,003.00
0.000% Notes due 2021	CUSIP: 191216CC2 ISIN: XS1574671662	€500,000,000	2.500% German Bobl due 01/04/2021	FIT GE0-1	-0.807%	15	€1,003.06
0.125% Notes due 2022	CUSIP: AX3944847 ISIN: XS1955024630	€1,000,000,000	1.750% German Bobl due 07/04/2022	FIT GE1-3	-0.711%	10	€1,014.88
1.125% Notes due 2022	CUSIP: 191216BJ8 ISIN: XS1112678559	€800,000,000	1.500% German Bobl due 09/04/2022	FIT GE1-3	-0.725%	10	€1,035.38

(1)	Per €1,000 principal amount of Euro Notes validly tendered at or prior to the Expiration Date or the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures and not validly withdrawn and accepted for purchase (and subject to the applicable Authorized Denomination). Does not include the Accrued Coupon Payment.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Holders who (i) validly tender Notes at or prior to the Expiration Date (and do not validly withdraw such Notes at or prior to the Withdrawal Date) or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery (or comply with ATOP procedures applicable to guaranteed delivery) and all other required documents at or prior to the Expiration Date and validly tender their Notes at or prior to the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures, and, in each case, whose Notes are accepted for purchase by us, will receive the applicable Total Consideration specified above for each $1,000 or €1,000 principal amount of Notes, as applicable, which will be payable in cash.

In addition to the applicable Total Consideration, Holders whose Notes are accepted for purchase will be paid the Accrued Coupon Payment. Interest will cease to accrue on the Initial Settlement Date for all Notes accepted in the Offers, including those tendered through the Guaranteed Delivery Procedures.

The Offers will expire at 5:00 p.m. (New York City time) on September 18, 2020 with respect to any Offer (as the same may be extended with respect to such Offer, the “Expiration Date”). Tendered Notes may be withdrawn at any time prior to 5:00 p.m. (New York City time), on September 18, 2020 with respect to each Offer (as the same may be extended with respect to any Offer, the “Withdrawal Date”), but not thereafter, except as required by applicable law as described in the Offer to Purchase. The Initial Settlement Date will be the first business day following the Expiration Date and is expected to be September 21, 2020.

All documentation relating to the Offers, including the Offer to Purchase and the Notice of Guaranteed Delivery, together with any updates, are available from the Information Agent and the Tender Agent, as set forth below, and will also be available via the Offer Website: http://www.dfking.com/ko.

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For further details on the procedures for tendering the Notes, please refer to the Offer to Purchase, including the procedures set out under the heading “Description of the Offers—Procedures for Tendering Notes” in the Offer to Purchase.

We have retained BofA Securities, Inc (“BofA Securities”), Citigroup Global Markets Inc. (“Citi”), J.P. Morgan Securities LLC (“J.P. Morgan”) and J.P. Morgan Securities plc (“JPM London”) to act as the Dealer Managers in connection with the Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Offers should be directed to BofA Securities at +1 (980) 286-5958 or +44 20 7996-5420 or debt_advisory@bofa.com or DG.LM-EMEA@bofa.com, Citi at (800) 558-3745 or +44 20 7986 8969, J.P. Morgan at +1 (866) 834-4666 (toll free) or +1 (212) 834-8553 (collect), or JPM London at +44 20 7134 2468.

D.F. King has been appointed as information agent and tender agent (the “Information Agent and Tender Agent”) in connection with the Offers. Questions or requests for assistance in connection with the Offers or the delivery of Tender Instructions, or for additional copies of the Tender Offer Documents, may be directed to the Information Agent and Tender Agent at +1 (877) 478-5040 (toll free), +1 (212) 269-5550 (collect) or +44 20 7920-9700 (collect), or via e-mail at ko@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers. The Tender Offer Documents can be accessed at the Offer Website: http://www.dfking.com/ko.

We reserve the right, in our sole discretion, not to accept any Tender Instructions, not to purchase any Notes or to extend, re-open, withdraw or terminate any Offer and to amend or waive any of the terms and conditions of any Offer in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer, as applicable.

Unless stated otherwise, announcements in connection with the Offers will be made available on our website at www.coca-colacompany.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants.

Copies of all such announcements, press releases and notices can also be obtained from the Information Agent and Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information Agent and Tender Agent for the relevant announcements relating to the Offers. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: http://www.dfking.com/ko.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to any Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offers.

None of the Company, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Notes in the Offers.

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None of the Company, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, the Notes, or the Offers contained in this announcement or in the Offer to Purchase. None of the Company, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Offers, and accordingly none of the Company, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company to disclose information with regard to the Company or Notes which is material in the context of the Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes or any other securities of the Company or any of its subsidiaries. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of the Company by the Dealer Managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by us, the Dealer Managers, the Information Agent and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom who have professional experience in matters relating to investments falling within the definition of “investment professionals” in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Financial Promotion Order”)) or who are a high net worth company, unincorporated association or any other person to which this communication may be provided in accordance with Article 49(2)(a)-(d) of the Financial Promotion Order or who are creditors or members of the Company or another person to whom this communication may otherwise lawfully be communicated (such persons together being “relevant persons”). In the United Kingdom, the Offer to Purchase and any other documents or materials relating to the Offers is directed only at relevant persons and any investment or investment activity to which the Offer to Purchase and this communication relates will be available only to, and engaged in only with, relevant persons. Any person in the United Kingdom who is not a relevant person should not act or rely on the Offer to Purchase or this communication or any of their contents.

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Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, as applicable, constitutes a solicitation for acceptance of the Offers. The Offers are not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of the Company in such jurisdiction.

Each Holder participating in the Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out herein. Any tender of Notes pursuant to the Offers from a Holder that is unable to make these representations will not be accepted. Each of the Company, the Dealer Managers, the Tender Agent and Information Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes pursuant to the Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result the Company determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Forward-Looking Statements

This press release may contain statements, estimates or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements relating to the timing, size or other terms of the Offers or our ability to complete the Offers, are forward-looking statements.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual results to differ materially from its historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the negative impacts of the novel coronavirus (COVID-19) pandemic on our business; obesity and other health-related concerns; evolving consumer product and shopping preferences; increased competition; water scarcity and poor quality; increased demand for food products and decreased agricultural productivity; product safety and quality concerns; perceived negative health consequences of certain ingredients, such as non-nutritive sweeteners and biotechnology-derived substances, and of other substances present in our beverage products or packaging materials; an inability to be successful in our innovation activities; an inability to protect our information systems against service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; failure to digitize the Coca-Cola system; changes in the retail landscape or the loss of key retail or foodservice customers; an inability to expand operations in emerging and developing markets; fluctuations in foreign currency exchange rates; interest rate increases; an inability to maintain good relationships with our bottling partners; a deterioration in our bottling partners’ financial condition; increases in income tax rates, changes in income tax laws or unfavorable resolution of tax matters; increased or new indirect taxes in the United States and throughout the world; an inability to successfully manage the possible negative consequences of our productivity initiatives; an inability to attract or retain a highly skilled and diverse workforce; increased cost, disruption of supply or shortage of energy or fuel; increased cost, disruption of supply or shortage of ingredients, other raw materials, packaging materials, aluminum cans and other containers; increasing concerns about the environmental impact of plastic bottles and other plastic packaging materials; changes in laws and regulations relating to beverage containers and packaging; significant additional labeling or warning requirements or limitations on the marketing or sale of our products; unfavorable general economic conditions in the United States; unfavorable economic and political conditions in international markets; litigation or legal proceedings; conducting business in markets with high-risk legal compliance environments; failure by our third-party service providers and business partners to satisfactorily fulfill their commitments and responsibilities; failure to adequately protect, or disputes relating to, trademarks, formulae and other intellectual property rights; adverse weather conditions; climate change and legal or regulatory responses thereto; damage to our brand image, corporate reputation and social license to operate from negative publicity, whether or not warranted, concerning product safety or quality, workplace and human rights, obesity or other issues; changes in, or failure to comply with, the laws and regulations applicable to our products or our business operations; changes in accounting standards; an inability to achieve our overall long-term growth objectives; deterioration of global credit market conditions; default by or failure of one or more of our counterparty financial institutions; an inability to renew collective bargaining agreements on satisfactory terms, or we or our bottling partners experience strikes, work stoppages or labor unrest; future impairment charges; multi-employer pension plan withdrawal liabilities in the future; an inability to successfully integrate and manage our Company-owned or -controlled bottling operations or other acquired businesses or brands; an inability to successfully manage our refranchising activities; failure to realize a significant portion of the anticipated benefits of our strategic relationship with Monster Beverage Corporation; global or regional catastrophic events; and other risks discussed in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2019 and our subsequently filed Quarterly Reports on Form 10-Q, which filings are available from the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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About The Coca-Cola Company

The Coca-Cola Company (NYSE: KO) is a total beverage company, offering over 500 brands in more than 200 countries and territories. In addition to the company’s Coca-Cola brand, our portfolio includes AdeS, Ayataka, Costa, Dasani, Del Valle, Fanta, Georgia, Gold Peak, Honest, innocent, Minute Maid, Powerade, Simply, smartwater, Sprite, vitaminwater and ZICO. We’re constantly transforming our portfolio, from reducing sugar in our drinks to bringing innovative new products to market. We’re also working to reduce our environmental impact by replenishing water and promoting recycling. With our bottling partners, we employ more than 700,000 people, helping bring economic opportunity to local communities worldwide.

Contacts

Investors and Analysts: Tim Leveridge, koinvestorrelations@coca-cola.com
Media: Scott Leith, sleith@coca-cola.com

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